September 26, 2008
Supplement

SUPPLEMENT DATED SEPTEMBER 26, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY FINANCIAL SERVICES TRUST
Dated September 28, 2007

On September 25, 2008, the Board of Trustees of the Morgan Stanley Financial Services Trust (the “Fund”) approved a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of the Fund would be liquidated, known liabilities of the Fund satisfied and the remaining proceeds distributed to the Fund’s shareholders (the “Liquidation”). Any contingent deferred sales charge and redemption fee that would be applicable to a shareholder will be waived with respect to the Liquidation. The Plan of Liquidation and Dissolution is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on November 21, 2008. A proxy statement formally detailing the proposal for the Liquidation will be distributed to shareholders of the Fund during the fourth quarter of 2008. If approved by shareholders, the Liquidation is expected to occur on or about November 26, 2008. Effective immediately, the Fund has suspended offering its shares to new investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FSVSPT1